UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): March 11, 2005


                         DOW JONES & COMPANY, INC.

           (Exact name of registrant as specified in its charter)

         DELAWARE                  1-7564            13-5034940
      (State or other         (Commission File    (I.R.S. Employer
       jurisdiction               Number)          Identification No.)
     of incorporation)

      200 Liberty Street, New York, New York         10281

     (Address of principal executive offices)      (ZIP CODE)

     Registrant's telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As previously announced, Dow Jones & Company, Inc. completed its acquisition of MarketWatch, Inc. ("MarketWatch") on January 21, 2005. The audited consolidated financial statements of MarketWatch as of December 31, 2004 and for the year ended December 31, 2004 are attached hereto as
Exhibit 99.1 and are incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

 (a)   Not applicable

 (b)   Not applicable

 (c)   Exhibits

       99.1 Audited consolidated financial statements of MarketWatch, Inc. as of December 31, 2004 and for the year ended December 31, 2004.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOW JONES & COMPANY, INC.

Dated: March 11, 2005                By: /s/ Robert Perrine
                                        --------------------
                                        Robert Perrine
                                        Chief Accounting
                                        Officer and Controller

                               EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

99.1 Audited consolidated financial statements of MarketWatch, Inc. as of December 31, 2004 and for the year ended December 31, 2004.